Exhibit 99.2

FINANCIAL SUPPLEMENT
THIRD QUARTER 2025

Forward-Looking Statements

Certain statements in this report, including information incorporated by reference, are “forward-looking statements” defined in the Private Securities Litigation Reform Act of 1995 ("PSLRA"). The PSLRA provides a forward-looking statement safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements discuss our intentions, beliefs, projections, estimations, or forecasts of future events and financial performance. They involve uncertainties and known and unknown risks and other factors that may cause actual results, activity levels, or performance to materially differ from those in or implied by the forward-looking statements. In some cases, forward-looking statements include the words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “attribute,” “confident,” “strong,” “target,” “project,” “intend,” “believe,” “estimate,” “predict,” “potential,” “pro forma,” “seek,” “likely,” “continue,” or comparable terms. Our forward-looking statements are only predictions; we cannot guarantee or assure that such expectations will prove correct. We undertake no obligation to publicly update or revise any forward-looking statements for any reason, except as may be required by law.

Factors that could cause our actual results to differ materially from what we project, forecast, or estimate in forward-looking statements include, without limitation:
•Challenging conditions in the economy, global capital markets, the banking sector, and commercial real estate, including prolonged higher inflation, could increase loss costs and negatively impact investment portfolios;
•Deterioration in the public debt, public equity, or private investment markets that could lead to investment losses and interest rate fluctuations;
•Ratings downgrades on individual securities we own could negatively affect investment values, impacting statutory surplus;
•The development and adequacy of our loss reserves and loss expense reserves;
•Frequency and severity of catastrophic events, including natural events that climate change may impact, such as hurricanes, severe convective storms, tornadoes, windstorms, earthquakes, hail, severe winter weather, floods, and fires, and man-made events such as criminal and terrorist acts, including cyber-attacks, explosions, and civil unrest;
•Adverse market, governmental, regulatory, legal, political, or judicial rulings, conditions or actions, including the impact of social inflation and the impact of a continued shutdown of the U.S. government;
•The significant geographic concentration of our business in the eastern portion of the United States;
•The cost, terms and conditions, and availability of reinsurance;
•Our ability to collect on reinsurance and the solvency of our reinsurers;
•The impact of changes in U.S. trade policies and imposition of tariffs on imports that may lead to higher than anticipated inflationary trends for our loss and loss expenses;
•Ongoing wars and conflicts impacting global economic, banking, commodity, and financial markets, exacerbating ongoing economic challenges, including inflation and supply chain disruption, all of which can influence insurance loss costs, premiums, and investment valuations;
•Uncertainties related to insurance premium rate increases and business retention;
•Changes in insurance regulations that impact our ability to write and/or cease writing insurance policies in one or more states;
•The effects of data privacy or cyber security laws and regulations on our operations;
•Major defect or failure in our internal controls or information technology and application systems that result in marketplace brand damage, increased senior executive focus on crisis and reputational management issues, and/or increased expenses, particularly if we experience a significant privacy breach;
•Potential tax or federal financial regulatory reform provisions that could pose certain risks to our operations;
•Our ability to maintain favorable financial ratings, which may include sustainability considerations, from rating agencies, including AM Best, Standard & Poor’s, Moody’s, and Fitch;
•Our entry into new markets and businesses; and
•Other risks and uncertainties we identify in filings with the United States Securities and Exchange Commission, including our Annual Report on Form 10-K and other periodic reports.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED FINANCIAL HIGHLIGHTS
(Unaudited)

	Quarter ended					Year-to-date
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ and shares in millions, except per share data)	2025	2025	2025	2024	2024	2025	2024
For Period Ended
Gross premiums written	$1,419.3	1,496.2	1,428.8	1,275.9	1,343.1	4,344.3	4,071.1
Net premiums written	1,207.9	1,288.6	1,240.4	1,089.6	1,157.6	3,737.0	3,540.4
Change in net premiums written, from comparable prior year period	4%	5	7	10	9	6	13

Underwriting income (loss), before-tax	$16.7	(2.4)	45.6	16.8	5.3	59.9	(149.4)
Net investment income earned, before-tax	138.7	128.0	120.7	122.8	117.8	387.3	334.3
Net realized and unrealized investment gains (losses), before-tax	8.1	4.2	0.2	(8.0)	5.4	12.5	5.1

Net income (loss)	$115.3	85.9	109.9	95.5	92.3	311.2	111.5
Net income (loss) available to common stockholders(1)	113.0	83.6	107.6	93.2	90.0	304.3	104.6
Non-GAAP operating income (loss)(2)	106.7	80.3	107.4	99.6	85.7	294.4	100.6

At Period End
Total assets	14,980.4	14,468.4	14,197.6	13,514.2	13,473.1	14,980.4	13,473.1
Total invested assets	11,051.5	10,553.6	10,295.3	9,651.3	9,635.3	11,051.5	9,635.3
Stockholders' equity	3,490.0	3,369.4	3,258.5	3,120.1	3,167.8	3,490.0	3,167.8
Common stockholders' equity(3)	3,290.0	3,169.4	3,058.5	2,920.1	2,967.8	3,290.0	2,967.8
Common shares outstanding	60.4	60.8	60.8	60.8	60.8	60.4	60.8

Per Share and Share Data
Net income (loss) available to common stockholders per common share (diluted)	$1.85	1.36	1.76	1.52	1.47	4.97	1.71
Non-GAAP operating income (loss) per common share (diluted)(2)	1.75	1.31	1.76	1.62	1.40	4.81	1.64
Weighted average common shares outstanding (diluted)	61.0	61.3	61.3	61.3	61.3	61.2	61.3
Book value per common share	$54.46	52.09	50.33	47.99	48.82	54.46	48.82
Adjusted book value per common share(2)	55.83	54.48	53.39	52.10	50.80	55.83	50.80
Dividends paid per common share	0.38	0.38	0.38	0.38	0.35	1.14	1.05

Financial Ratios
Loss and loss expense ratio	67.9%	69.3	64.4	67.8	68.8	67.2	73.8
Underwriting expense ratio	30.6	30.8	31.6	30.6	30.6	31.0	30.6
Dividends to policyholders ratio	0.1	0.1	0.1	0.1	0.1	0.1	0.2
GAAP combined ratio	98.6%	100.2	96.1	98.5	99.5	98.3	104.6

Return on common stockholders' equity ("ROE")	14.0	10.7	14.4	12.7	12.6	13.0	5.0
Non-GAAP operating ROE(2)	13.2	10.3	14.4	13.5	12.1	12.6	4.8
Debt to total capitalization	20.5	21.1	21.7	14.0	13.8	20.5	13.8
Net premiums written to policyholders' surplus	1.42	1.45	1.47	1.60	1.63	1.42	1.63
Invested assets per dollar of common stockholders' equity	$3.36	3.33	3.37	3.31	3.25	3.36	3.25

(1)	Net income (loss) available to common stockholders is net income (loss) reduced by preferred stock dividends.
(2) Non-GAAP measure. Refer to Page 15 for definition.
(3) Excludes equity related to preferred stock.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Quarter ended					Year-to-date
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ and shares in millions, except per share data)	2025	2025	2025	2024	2024	2025	2024
Revenues
Net premiums earned	$1,204.7	1,188.1	1,158.8	1,133.0	1,112.2	$3,551.5	3,243.4
Net investment income earned	138.7	128.0	120.7	122.8	117.8	387.3	334.3
Net realized and unrealized gains (losses)	8.1	4.2	0.2	(8.0)	5.4	12.5	5.1
Other income	8.7	6.5	5.5	8.5	8.9	20.8	22.6
Total revenues	1,360.1	1,326.7	1,285.2	1,256.4	1,244.3	3,972.0	3,605.3

Expenses
Loss and loss expense incurred	819.0	823.9	746.3	769.0	765.7	2,389.3	2,395.5
Amortization of deferred policy acquisition costs	250.2	250.3	247.4	241.0	235.6	747.9	681.4
Other insurance expenses	127.5	122.8	124.9	114.8	114.7	375.2	338.4
Interest expense	13.3	13.3	9.6	7.2	7.3	36.1	21.6
Corporate expenses	4.4	7.6	18.1	5.3	4.7	30.1	29.3
Total expenses	1,214.4	1,217.8	1,146.3	1,137.3	1,127.8	3,578.5	3,466.3

Income (loss) before federal income tax	$145.7	108.9	138.9	119.1	116.5	393.5	139.0
Federal income tax expense (benefit)	30.4	23.0	29.0	23.5	24.2	82.3	27.5

Net Income (loss)	$115.3	85.9	109.9	95.5	92.3	311.2	111.5
Preferred stock dividends	2.3	2.3	2.3	2.3	2.3	6.9	6.9
Net income (loss) available to common stockholders	$113.0	83.6	107.6	93.2	90.0	304.3	104.6

Net realized and unrealized investment (gains) losses, after tax(1)	(6.4)	(3.3)	(0.2)	6.3	(4.3)	(9.8)	(4.0)

Non-GAAP operating income (loss)(2)	$106.7	80.3	107.4	99.6	85.7	$294.4	100.6

Weighted average common shares outstanding (diluted)	61.0	61.3	61.3	61.3	61.3	61.2	61.3

Net income (loss) available to common stockholders per common share (diluted)	$1.85	1.36	1.76	1.52	1.47	$4.97	1.71

Non-GAAP operating income (loss) per common share (diluted)(2)	$1.75	1.31	1.76	1.62	1.40	$4.81	1.64

(1)	Amounts are provided to reconcile net income (loss) available to common stockholders to non-GAAP operating income (loss).
(2) Non-GAAP measure. Refer to Page 15 for definition.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED BALANCE SHEETS
(Unaudited)

	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
($ in millions, except per share data)	2025	2025	2025	2024	2024
ASSETS
Investments
Fixed income securities, held-to-maturity, net of allowance for credit losses	$24.2	24.6	25.3	25.4	22.0
Fixed income securities, available-for-sale, at fair value, net of allowance for credit losses	9,275.4	8,876.7	8,605.2	8,127.3	8,088.6
Commercial mortgage loans, net of allowance for credit losses	273.5	271.9	257.7	233.7	223.6
Equity securities, at fair value	380.1	318.1	266.5	213.6	205.6
Short-term investments	587.9	531.4	631.1	509.3	561.0
Alternative investments	417.1	435.0	411.1	440.9	432.0
Other investments	93.3	96.0	98.4	101.1	102.5
Total investments	11,051.5	10,553.6	10,295.3	9,651.3	9,635.3
Cash	0.4	0.4	0.1	0.1	0.1
Restricted cash	23.7	37.9	108.2	62.9	12.6
Accrued investment income	86.8	86.9	77.1	76.9	73.8
Premiums receivable, net of allowance for credit losses	1,616.5	1,662.6	1,539.7	1,467.8	1,531.9
Reinsurance recoverable, net of allowance for credit losses	947.4	881.4	924.9	1,061.1	1,057.3
Prepaid reinsurance premiums	274.4	252.6	235.9	235.4	230.7
Current federal income tax	0.6	13.2	—	—	13.0
Deferred federal income tax	113.0	120.7	134.2	146.8	100.7
Property and equipment, net of accumulated depreciation and amortization	102.4	100.0	100.1	93.3	92.2
Deferred policy acquisition costs	510.3	510.4	492.5	479.3	488.5
Goodwill	7.8	7.8	7.8	7.8	7.8
Other assets	245.4	241.1	281.6	231.4	229.1
Total assets	$14,980.4	14,468.4	14,197.6	13,514.2	13,473.1
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Reserve for loss and loss expense	$7,076.4	6,811.2	6,610.9	6,589.8	6,452.0
Unearned premiums	2,840.8	2,815.7	2,698.5	2,616.3	2,655.0
Long-term debt	902.3	902.7	903.2	507.9	508.2
Current federal income tax	—	—	56.1	19.7	—
Accrued salaries and benefits	131.8	107.7	105.6	121.7	113.5
Other liabilities	539.1	461.7	564.7	538.7	576.6
Total liabilities	$11,490.4	11,099.1	10,939.0	10,394.1	10,305.3
Stockholders' Equity
Preferred stock of $0 par value per share	$200.0	200.0	200.0	200.0	200.0
Common stock of $2 par value per share	211.9	211.8	211.7	211.2	211.1
Additional paid-in capital	584.4	580.4	571.3	557.0	549.8
Retained earnings	3,373.9	3,284.0	3,223.7	3,139.5	3,069.6
Accumulated other comprehensive income (loss)	(167.3)	(230.6)	(272.1)	(336.8)	(211.9)
Treasury stock, at cost	(712.9)	(676.3)	(676.1)	(650.8)	(650.7)
Total stockholders' equity	$3,490.0	3,369.4	3,258.5	3,120.1	3,167.8
Commitments and contingencies
Total liabilities and stockholders' equity	$14,980.4	14,468.4	14,197.6	13,514.2	13,473.1

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

FINANCIAL METRICS
(Unaudited)

	Quarter ended					Year-to-date
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ and shares in millions, except per share data)	2025	2025	2025	2024	2024	2025	2024
Book value per common share
Common stockholders' equity	$3,290.0	3,169.4	3,058.5	2,920.1	2,967.8	3,290.0	2,967.8
Common shares issued and outstanding, at period end	60.4	60.8	60.8	60.8	60.8	60.4	60.8
Book value per common share	$54.46	52.09	50.33	47.99	48.82	54.46	48.82
Adjusted book value per common share(1)	55.83	54.48	53.39	52.10	50.80	55.83	50.80
Financial results (after-tax)
Underwriting income (loss)	13.2	(1.9)	36.1	13.3	4.1	47.3	(118.0)
Net investment income	110.0	101.4	95.6	97.3	93.4	307.0	265.3
Interest expense and preferred stock dividends	(12.8)	(12.8)	(9.9)	(8.0)	(8.0)	(35.4)	(24.0)
Corporate expense	(3.7)	(6.4)	(14.4)	(3.0)	(3.8)	(24.5)	(22.7)
Net realized and unrealized investment gains (losses)	6.4	3.3	0.2	(6.3)	4.3	9.8	4.0
Total after-tax net income (loss) available to common stockholders	113.0	83.6	107.6	93.2	90.0	304.3	104.6
Return on average equity
Insurance segments	1.6	(0.2)	4.8	1.8	0.6	2.0	(5.6)
Net investment income	13.6	13.0	12.8	13.2	13.1	13.2	12.6
Interest expense and preferred stock dividends	(1.6)	(1.6)	(1.3)	(1.1)	(1.1)	(1.5)	(1.1)
Corporate expense	(0.4)	(0.9)	(1.9)	(0.4)	(0.5)	(1.1)	(1.1)
Net realized and unrealized investment gains (losses)	0.8	0.4	—	(0.8)	0.5	0.4	0.2
ROE	14.0	10.7	14.4	12.7	12.6	13.0	5.0
Net realized and unrealized (gains) losses(2)	(0.8)	(0.4)	—	0.8	(0.5)	(0.4)	(0.2)
Non-GAAP Operating ROE(1)	13.2	10.3	14.4	13.5	12.1	12.6	4.8
Debt and total capitalization
Notes payable:
3.03% Borrowings from Federal Home Loan Bank of Indianapolis	60.0	60.0	60.0	60.0	60.0	60.0	60.0
7.25% Senior Notes	49.8	49.8	49.8	49.8	49.8	49.8	49.8
5.90% Senior Notes	396.2	396.0	395.9	—	—	396.2	—
6.70% Senior Notes	99.4	99.4	99.4	99.4	99.4	99.4	99.4
5.375% Senior Notes	292.6	292.6	292.5	292.4	292.4	292.6	292.4
Finance Lease Obligations	4.2	4.9	5.6	6.3	6.7	4.2	6.7
Total debt	902.3	902.7	903.2	507.9	508.2	902.3	508.2
Stockholders' equity	3,490.0	3,369.4	3,258.5	3,120.1	3,167.8	3,490.0	3,167.8
Total capitalization	$4,392.3	4,272.1	4,161.8	3,628.0	3,676.0	4,392.3	3,676.0
Ratio of debt to total capitalization	20.5	21.1	21.7	14.0	13.8	20.5	13.8
Policyholders' surplus	$3,407.4	3,288.5	3,204.2	2,902.8	2,787.5	3,407.4	2,787.5

(1)	Non-GAAP measure. Refer to Page 15 for definition.
(2) Amounts are provided to reconcile ROE to non-GAAP operating ROE.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED INSURANCE OPERATIONS
STATEMENT OF OPERATIONS
(Unaudited)

	Quarter ended						Year-to-date
	Sept. 30,		June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ in millions)	2025		2025	2025	2024	2024	2025	2024

Underwriting results
Net premiums written	$1,207.9		1,288.6	1,240.4	1,089.6	1,157.6	3,737.0	3,540.4
Change in net premiums written, from comparable prior year period	4%		5	7	10	9	6	13

Net premiums earned	$1,204.7		1,188.1	1,158.8	1,133.0	1,112.2	3,551.5	3,243.4
Losses and loss expenses incurred	819.0		823.9	746.3	769.0	765.7	2,389.3	2,395.5
Net underwriting expenses incurred	368.1		365.4	365.8	346.4	340.0	1,099.3	991.6
Dividends to policyholders	0.9		1.2	1.0	0.8	1.4	3.0	5.7
GAAP underwriting income (loss)	$16.7		(2.4)	45.6	16.8	5.3	59.9	(149.4)

Net catastrophe losses	$24.9		79.9	43.4	(10.1)	148.8	148.2	294.6
(Favorable) unfavorable prior year casualty reserve development	40.0		45.0	5.0	100.0	—	90.0	211.0

Underwriting ratios
Loss and loss expense ratio	67.9%		69.3	64.4	67.8	68.8	67.2	73.8
Underwriting expense ratio	30.6		30.8	31.6	30.6	30.6	31.0	30.6
Dividends to policyholders ratio	0.1		0.1	0.1	0.1	0.1	0.1	0.2
Combined ratio	98.6%		100.2	96.1	98.5	99.5	98.3	104.6

Net catastrophe losses	2.1	pts	6.7	3.7	(0.9)	13.4	4.2	9.1
(Favorable) unfavorable prior year casualty reserve development	3.3		3.8	0.4	8.8	—	2.5	6.5
Combined ratio before net catastrophe losses	96.5%		93.5	92.4	99.4	86.1	94.1	95.5

Combined ratio before net catastrophe losses and prior year casualty development	93.2%		89.7	92.0	90.6	86.1	91.6	89.0

Other Statistics
Non-catastrophe property loss and loss expenses	$169.6		173.2	178.7	178.2	146.7	521.6	503.4
Non-catastrophe property loss and loss expenses	14.1	pts	14.6	15.4	15.7	13.2	14.7	15.5
Direct new business	$233.2		248.1	251.3	232.0	234.2	732.3	762.4
Renewal pure price increases	9.6%		9.9	10.3	10.7	10.5	9.9	9.1

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	Sept. 30,		June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ in millions)	2025		2025	2025	2024	2024	2025	2024

Underwriting results
Net premiums written	$940.8		1,018.0	1,003.2	833.4	903.9	2,962.0	2,798.7
Change in net premiums written, from comparable prior year period	4%		6	8	9	8	6	11

Net premiums earned	$947.3		937.6	912.2	884.6	875.4	2,797.1	2,563.0
Losses and loss expenses incurred	658.0		666.8	581.7	606.3	591.6	1,906.4	1,895.4
Net underwriting expenses incurred	298.6		295.9	296.6	279.3	275.1	891.1	805.2
Dividends to policyholders	0.9		1.2	1.0	0.8	1.4	3.0	5.7
GAAP underwriting income (loss)	$(10.2)		(26.1)	32.9	(1.8)	7.3	(3.4)	(143.2)

Net catastrophe losses	$15.0		50.9	19.8	(8.2)	100.4	85.7	189.8
(Favorable) unfavorable prior year casualty reserve development	35.0		45.0	—	75.0	—	80.0	211.0

Underwriting ratios
Loss and loss expense ratio	69.5%		71.1	63.8	68.5	67.6	68.1	74.0
Underwriting expense ratio	31.5		31.6	32.5	31.6	31.4	31.9	31.4
Dividends to policyholders ratio	0.1		0.1	0.1	0.1	0.2	0.1	0.2
Combined ratio	101.1%		102.8	96.4	100.2	99.2	100.1	105.6

Net catastrophe losses	1.6	pts	5.4	2.2	(0.9)	11.5	3.1	7.4
(Favorable) unfavorable prior year casualty reserve development	3.7		4.8	—	8.5	—	2.9	8.2
Combined ratio before net catastrophe losses	99.5%		97.4	94.2	101.1	87.7	97.0	98.2

Combined ratio before net catastrophe losses and prior year casualty development	95.8%		92.6	94.2	92.6	87.7	94.1	90.0

Other Statistics
Non-catastrophe property loss and loss expenses	$118.7		131.9	128.8	124.1	95.9	379.4	335.4
Non-catastrophe property loss and loss expenses	12.5	pts	14.1	14.1	14.0	11.0	13.6	13.1
Direct new business	$146.6		158.2	172.2	139.5	139.2	477.0	479.6
Renewal pure price increases	8.9%		8.9	9.1	8.8	9.1	8.9	8.2
Retention	82		83	85	85	86	82	85

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended September 30, 2025								Quarter ended September 30, 2024
	General	Commercial	Commercial	Workers					General	Commercial	Commercial	Workers
($ in millions)	Liability	Auto	Property(1)	Compensation	BOP	Bonds	Other	Total	Liability	Auto	Property(1)	Compensation	BOP	Bonds	Other	Total
Net premiums written	$303.5	292.9	207.7	65.7	50.1	12.6	8.3	940.8	290.7	281.3	194.9	70.9	44.9	13.2	8.0	903.9
Net premiums earned	312.6	294.0	194.0	75.5	49.7	13.0	8.4	947.3	286.6	269.0	174.9	81.3	43.1	12.5	7.9	875.4
Underwriting income (loss)	(20.7)	(51.8)	56.5	(3.5)	3.3	2.0	4.0	(10.2)	13.3	(5.9)	(28.1)	8.2	8.8	6.8	4.2	7.3

Loss and loss expense ratio	76.3%	88.1	35.5	77.3	59.6	29.8	1.0	69.5	64.6	73.4	80.0	63.0	45.2	(12.7)	(0.2)	67.6
Underwriting expense ratio	30.3	29.5	35.4	26.4	33.8	54.9	51.2	31.5	30.7	28.8	36.0	25.5	34.3	58.1	47.4	31.4
Dividend ratio	—	—	—	0.9	—	—	—	0.1	—	—	0.1	1.4	—	—	—	0.2
Combined ratio	106.6%	117.6	70.9	104.6	93.4	84.7	52.2	101.1	95.3	102.2	116.1	89.9	79.5	45.4	47.2	99.2

Net catastrophe losses	—%	0.5	6.7	—	0.8	—	—	1.6	—	0.9	53.6	—	10.2	—	—	11.5
(Favorable) unfavorable prior year casualty reserve development	—	11.9	—	—	—	—	—	3.7	—	3.7	—	(6.2)	—	(40.0)	—	—
Combined ratio before net catastrophe losses and prior year casualty development	106.6%	105.2	64.2	104.6	92.6	84.7	52.2	95.8	95.3	97.6	62.5	96.1	69.3	85.4	47.2	87.7

	Year-to-Date September 30, 2025								Year-to-Date September 30, 2024
	General	Commercial	Commercial	Workers					General	Commercial	Commercial	Workers
($ in millions)	Liability	Auto	Property(1)	Compensation	BOP	Bonds	Other	Total	Liability	Auto	Property(1)	Compensation	BOP	Bonds	Other	Total
Net premiums written	$979.1	918.5	611.9	234.9	151.3	40.6	25.9	2,962.0	918.1	864.2	564.9	254.5	132.9	39.5	24.6	2,798.7
Net premiums earned	913.1	866.4	571.6	236.6	145.0	39.6	25.0	2,797.1	840.2	781.4	504.9	251.4	124.7	37.1	23.4	2,563.0
Underwriting income (loss)	(68.0)	(52.6)	94.0	(11.1)	15.9	5.8	12.6	(3.4)	(182.2)	(6.8)	(21.6)	30.2	14.2	10.9	12.1	(143.2)

Loss and loss expense ratio	75.9%	76.2	48.8	77.5	55.7	29.3	0.7	68.1	90.5	71.5	69.1	61.4	55.1	13.9	0.5	74.0
Underwriting expense ratio	31.5	29.9	34.8	26.2	33.4	56.2	48.9	31.9	31.1	29.3	35.0	25.5	33.5	56.7	47.6	31.4
Dividend ratio	—	—	—	1.0	—	—	—	0.1	0.1	0.1	0.2	1.1	—	—	—	0.2
Combined ratio	107.4%	106.1	83.6	104.7	89.1	85.5	49.6	100.1	121.7	100.9	104.3	88.0	88.6	70.6	48.1	105.6

Net catastrophe losses	—	0.8	11.1	—	10.5	—	—	3.1	—	0.8	33.3	—	12.3	—	—	7.4
(Favorable) unfavorable prior year casualty reserve development	2.2	6.9	—	—	—	—	—	2.9	25.7	2.6	—	(8.0)	—	(13.5)	—	8.2
Combined ratio before net catastrophe losses and prior year casualty development	105.2%	98.4	72.5	104.7	78.6	85.5	49.6	94.1	96.0	97.5	71.0	96.0	76.3	84.1	48.1	90.0

(1) Includes Inland Marine.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD PERSONAL LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	Sept. 30,		June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ in millions)	2025		2025	2025	2024	2024	2025	2024

Underwriting results
Net premiums written	$104.2		110.5	87.5	103.6	111.0	302.2	327.1
Change in net premiums written, from comparable prior year period	(6)%		(5)	(12)	(3)	(2)	(8)	6

Net premiums earned	$101.5		102.4	103.7	107.1	107.5	307.6	317.8
Losses and loss expenses incurred	89.3		70.0	76.7	72.7	106.1	235.9	291.9
Net underwriting expenses incurred	22.5		23.9	24.9	25.5	25.2	71.3	74.3
GAAP underwriting income (loss)	$(10.2)		8.6	2.0	8.9	(23.8)	0.3	(48.4)

Net catastrophe losses	$12.2		14.6	7.1	1.0	41.7	33.9	78.9
(Favorable) unfavorable prior year casualty reserve development	5.0		—	5.0	5.0	—	10.0	—

Underwriting ratios
Loss and loss expense ratio	88.0%		68.3	73.9	67.9	98.7	76.7	91.8
Underwriting expense ratio	22.1		23.3	24.1	23.8	23.4	23.2	23.4
Combined ratio	110.1%		91.6	98.0	91.7	122.1	99.9	115.2

Net catastrophe losses	12.0	pts	14.3	6.9	1.0	38.8	11.0	24.8
(Favorable) unfavorable prior year casualty reserve development	4.9		—	4.8	4.7	—	3.3	—
Combined ratio before net catastrophe losses	98.1%		77.3	91.1	90.7	83.3	88.9	90.4

Combined ratio before net catastrophe losses and prior year casualty development	93.2%		77.3	86.3	86.0	83.3	85.6	90.4

Other Statistics
Non-catastrophe property loss and loss expenses	$39.9		28.3	36.5	38.9	38.0	104.7	125.2
Non-catastrophe property loss and loss expenses	39.3	pts	27.6	35.2	36.3	35.3	34.0	39.4
Direct new business	$12.8		12.9	8.9	13.3	16.0	34.6	59.3
Renewal pure price increases	16.9%		19.0	24.1	27.3	22.8	19.8	18.5
Retention	79		79	75	75	75	77	78

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD PERSONAL LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended September 30, 2025				Quarter ended September 30, 2024
	Personal				Personal
($ in millions)	Auto	Homeowners	Other	Total	Auto	Homeowners	Other	Total
Net premiums written	$47.9	53.3	3.0	104.2	54.1	53.0	3.9	111.0
Net premiums earned	49.9	48.7	2.8	101.5	56.6	47.3	3.7	107.5
Underwriting income (loss)	(12.3)	(4.4)	6.4	(10.2)	(3.4)	(29.0)	8.6	(23.8)

Loss and loss expense ratio	99.3%	80.5	15.0	88.0	81.2	132.9	(70.0)	98.7
Underwriting expense ratio	25.3	28.4	(140.4)	22.1	24.9	28.4	(64.7)	23.4
Combined ratio	124.6%	108.9	(125.4)	110.1	106.1	161.3	(134.7)	122.1

Net catastrophe losses	0.6%	24.3	—	12.0	2.5	85.2	—	38.8
(Favorable) unfavorable prior year casualty reserve development	10.0	—	—	4.9	—	—	—	—
Combined ratio before net catastrophe losses and prior year casualty development	114.0%	84.6	(125.4)	93.2	103.6	76.1	(134.7)	83.3

	Year-to-Date September 30, 2025				Year-to-Date September 30, 2024
	Personal				Personal
($ in millions)	Auto	Homeowners	Other	Total	Auto	Homeowners	Other	Total
Net premiums written	$146.0	147.7	8.6	302.2	168.7	148.5	9.8	327.1
Net premiums earned	154.2	145.0	8.4	307.6	171.1	137.4	9.3	317.8
Underwriting income (loss)	(17.8)	2.0	16.1	0.3	(21.2)	(45.1)	17.9	(48.4)

Loss and loss expense ratio	86.0%	70.6	11.6	76.7	87.3	104.8	(16.3)	91.8
Underwriting expense ratio	25.5	28.0	(103.8)	23.2	25.1	28.0	(76.5)	23.4
Combined ratio	111.5%	98.6	(92.2)	99.9	112.4	132.8	(92.8)	115.2

Net catastrophe losses	0.5%	22.8	—	11.0	2.6	54.2	—	24.8
(Favorable) unfavorable prior year casualty reserve development	6.5%	—	—	3.3	2.9	(3.6)	—	—
Combined ratio before net catastrophe losses and prior year casualty development	104.5%	75.8	(92.2)	85.6	106.9	82.2	(92.8)	90.4

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

EXCESS AND SURPLUS LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	Sept. 30,		June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ in millions)	2025		2025	2025	2024	2024	2025	2024

Underwriting results
Net premiums written	$162.9		160.2	149.7	152.6	142.7	472.8	414.5
Change in net premiums written, from comparable prior year period	14%		9	20	27	28	14	30

Net premiums earned	$155.9		148.0	142.9	141.3	129.3	446.8	362.6
Losses and loss expenses incurred	71.8		87.2	88.0	90.0	68.0	246.9	208.3
Net underwriting expenses incurred	47.0		45.7	44.2	41.6	39.6	136.9	112.2
GAAP underwriting income (loss)	$37.1		15.2	10.7	9.7	21.7	63.0	42.2

Net catastrophe losses	$(2.3)		14.5	16.4	(2.9)	6.7	28.6	25.9
(Favorable) unfavorable prior year casualty reserve development	—		—	—	20.0	—	—	—

Underwriting ratios
Loss and loss expense ratio	46.1%		58.9	61.6	63.6	52.5	55.3	57.5
Underwriting expense ratio	30.1		30.9	30.9	29.5	30.7	30.6	30.9
Combined ratio	76.2%		89.8	92.5	93.1	83.2	85.9	88.4

Net catastrophe losses	(1.5)	pts	9.8	11.5	(2.0)	5.2	6.5	7.1
(Favorable) unfavorable prior year casualty reserve development	—		—	—	14.2	—	—	—
Combined ratio before net catastrophe losses	77.7%		80.0	81.0	95.1	78.0	79.4	81.3

Combined ratio before net catastrophe losses and prior year casualty development	77.7%		80.0	81.0	80.9	78.0	79.4	81.3

Other Statistics
Non-catastrophe property loss and loss expenses	$11.0		13.1	13.4	15.2	12.9	37.5	42.8
Non-catastrophe property loss and loss expenses	7.0	pts	8.8	9.4	10.8	10.0	8.4	11.8
Direct new business	$73.9		77.0	70.2	79.1	79.0	220.8	223.5
Renewal pure price increases	8.3%		9.3	8.7	8.2	8.0	8.7	6.8

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

EXCESS & SURPLUS LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended September 30, 2025				Quarter ended September 30, 2024
($ in millions)	Casualty		Property	Total	Casualty	Property	Total
Net premiums written	$97.2		65.7	162.9	83.3	59.3	142.7
Net premiums earned	92.8		63.1	155.9	77.5	51.9	129.3
Underwriting income (loss)	1.3		35.9	37.1	4.6	17.2	21.7

Loss and loss expense ratio	68.0%		13.8	46.1	62.4	37.8	52.5
Underwriting expense ratio	30.6		29.4	30.1	31.7	29.1	30.7
Combined ratio	98.6%		43.2	76.2	94.1	66.9	83.2

Net catastrophe losses	—%		(3.6)	(1.5)	—	12.9	5.2
(Favorable) unfavorable prior year casualty reserve development	—	pts	—	—	—	—	—
Combined ratio before net catastrophe losses and prior year casualty development	98.6%		46.8	77.7	94.1	54.0	78.0

	Year-to-Date September 30, 2025				Year-to-Date September 30, 2024
($ in millions)	Casualty		Property	Total	Casualty	Property	Total
Net premiums written	$281.8		190.9	472.8	247.0	167.5	414.5
Net premiums earned	265.3		181.5	446.8	223.0	139.6	362.6
Underwriting income (loss)	1.1		61.9	63.0	13.5	28.7	42.2

Loss and loss expense ratio	68.2%		36.4	55.3	62.6	49.1	57.5
Underwriting expense ratio	31.4		29.5	30.6	31.4	30.3	30.9
Combined ratio	99.6%		65.9	85.9	94.0	79.4	88.4

Net catastrophe losses	—		15.8	6.5	—	18.5	7.1
(Favorable) unfavorable prior year casualty reserve development	—%		—	—	—	—	—
Combined ratio before net catastrophe losses and prior year casualty development	99.6%		50.1	79.4	94.0	60.9	81.3

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED INVESTMENT INCOME
(Unaudited)

	Quarter ended					Year-to-date
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ in millions)	2025	2025	2025	2024	2024	2025	2024

Net investment income
Fixed income securities
Taxable	$114.7	113.9	103.6	100.9	96.4	332.2	279.3
Tax-exempt	2.5	1.8	1.5	1.8	2.1	5.8	7.2
Total fixed income securities	117.2	115.7	105.1	102.7	98.5	338.1	286.5
Commercial mortgage loans	4.0	3.8	3.6	3.3	3.2	11.4	9.2
Equity securities	5.2	4.9	3.6	6.1	5.4	13.6	12.1
Alternative investments	11.8	4.0	7.1	10.6	9.0	22.9	26.4
Other investments	0.2	0.2	0.2	0.2	0.3	0.6	0.6
Short-term investments	5.7	5.3	6.2	5.6	6.5	17.2	14.7
Investment income	144.1	133.8	125.8	128.6	122.8	403.7	349.5
Investment expenses	(5.4)	(5.9)	(5.1)	(5.8)	(5.0)	(16.4)	(15.3)
Investment tax expense	(28.7)	(26.5)	(25.1)	(25.5)	(24.4)	(80.3)	(69.0)
Total net investment income, after-tax	$110.0	101.4	95.6	97.3	93.4	307.0	265.3

Net realized and unrealized investment gains (losses), pre-tax	$8.1	4.2	0.2	(8.0)	5.4	12.5	5.1

Change in unrealized gains (losses) recognized in other comprehensive income, pre-tax	$79.3	51.6	81.1	(164.6)	228.0	212.0	201.1

Average investment yields
Fixed income investments, pre-tax	5.2	5.3	5.0	5.1	5.0	5.2	4.9
Fixed income investments, after-tax	4.1	4.2	4.0	4.0	4.0	4.1	3.9

Total portfolio, pre-tax	5.1	4.9	4.8	5.1	5.0	5.0	4.9
Total portfolio, after-tax	4.1	3.9	3.8	4.0	4.0	3.9	3.9

Effective tax rate on net investment income	20.7	20.7	20.8	20.7	20.7	20.7	20.6
New money purchase rates for fixed income investments, pre-tax	5.8	5.7	6.0	6.1	5.8	5.8	6.0
New money purchase rates for fixed income investments, after-tax	4.6	4.6	4.7	4.8	4.6	4.7	4.7
Effective duration of fixed income investments including short-term (in years)	4.1	4.2	4.1	4.0	3.9	4.1	3.9

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED COMPOSITION OF INVESTED ASSETS
(Unaudited)

	Sept. 30,		June 30,		Mar. 31,		Dec. 31,		Sept. 30,
	2025		2025		2025		2024		2024
($ in millions)	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed income securities, at fair value	$9,299.7	84%	8,901.1	84	8,630.0	84	8,152.1	85	8,110.0	84
Commercial mortgage loans, at fair value	269.1	2	266.2	3	251.5	2	224.8	2	218.6	2
Total fixed income investments	9,568.8	87	9,167.3	87	8,881.5	86	8,376.9	87	8,328.7	86
Short-term investments	587.9	5	531.4	5	631.1	6	509.3	5	561.0	6
Total fixed income and short-term investments	10,156.7	92	9,698.8	92	9,512.6	92	8,886.2	92	8,889.7	92
Equity securities, at fair value	380.1	3	318.1	3	266.5	3	213.6	2	205.6	2
Alternative investments	417.1	4	435.0	4	411.1	4	440.9	5	432.0	4
Other investments	93.3	1	96.0	1	98.4	1	101.1	1	102.5	1
Total investments	$11,047.2	100%	10,547.8	100	10,288.6	100	9,641.8	100	9,629.8	100
Fixed income investments, at carry value
U.S. government obligations	$143.4	1%	129.4	1	134.5	2	120.2	1	125.4	2
Foreign government obligations	10.0	—	10.5	—	10.4	—	9.3	—	9.7	—
Obligations of state and political subdivisions	561.0	6	458.7	5	432.9	5	451.2	5	492.9	6
Corporate securities	3,383.5	35	3,338.6	36	3,262.5	37	3,093.6	37	3,048.7	37
Collateralized loan obligations and other asset-backed securities	2,478.7	26	2,276.2	25	2,197.2	25	2,033.1	24	1,946.4	23
Residential mortgage-backed securities	1,998.9	21	1,943.6	21	1,852.1	21	1,692.4	20	1,740.0	21
Commercial mortgage-backed securities	724.1	8	744.2	8	740.9	8	753.0	9	747.5	9
Commercial mortgage loans	273.5	3	271.9	3	257.7	3	233.7	3	223.6	3
Total fixed income investments	$9,573.1	100%	9,173.1	100	8,888.2	100	8,386.4	100	8,334.1	100
Expected maturities of fixed income investments at carry value
Due in one year or less	$603.5	6%	587.8	6	622.8	7	638.3	8	670.4	8
Due after one year through five years	3,811.7	40	3,802.7	41	3,723.8	42	3,692.6	44	3,764.6	45
Due after five years through 10 years	3,959.3	41	3,712.8	40	3,442.5	39	3,072.8	37	3,072.6	37
Due after 10 years	1,198.6	13	1,069.8	12	1,099.3	12	982.7	12	826.5	10
Total fixed income investments	$9,573.1	100%	9,173.1	100	8,888.2	100	8,386.4	100	8,334.1	100
Weighted average credit quality of fixed income and short-term investments
Investment grade credit quality	$9,809.6	97%	9,351.7	96	9,188.2	97	8,577.3	97	8,591.0	97
Non-investment grade credit quality	347.1	3	347.1	4	324.3	3	308.9	3	298.7	3
Total fixed income and short-term investments, at fair value	$10,156.7	100%	9,698.8	100	9,512.6	100	8,886.2	100	8,889.7	100
Weighted average credit quality of fixed income and short-term investments	A+		A+		A+		A+		AA-

Alternative investments	September 30, 2025
				Current
	Number of	Original	Remaining	Market
Strategy	Funds	Commitment	Commitment	Value
Private equity	69	$471.2	161.1	334.7
Private credit	23	181.3	134.7	36.9
Real assets	13	102.8	50.4	45.5
Total	105	$755.3	346.1	417.1

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries
CREDIT QUALITY OF INVESTED ASSETS
(Unaudited)

At September 30, 2025							Credit Rating
($ in millions)	Amortized Cost	Fair Value	% of Invested Assets	Yield to Worst	Effective Duration in Years	Average Life in Years	AAA	AA	A	BBB	Non-Investment Grade	Not Rated
Fixed income investments:
U.S. government obligations	159	143	1.3	4.5	5.8	8.7	—	143	—	—	—	—
Foreign government obligations	11	10	0.1	4.5	4.8	5.5	1	2	4	4	—	—
State and municipal obligations	581	561	5.1	4.6	7.3	8.7	79	284	182	16	—	—
Corporate securities	3,391	3,384	30.6	4.9	4.8	6.2	12	314	1,534	1,340	184	—
Mortgage-backed securities:
Residential mortgage-backed securities ("RMBS"):
Agency RMBS	1,544	1,501	13.6	4.9	5.5	7.3	—	1,501	—	—	—	—
Non-agency RMBS	517	498	4.5	5.5	3.5	4.6	419	45	26	8	—	—
Total RMBS	2,061	1,999	18.1	5.0	5.0	6.6	419	1,546	26	8	—	—
Commercial mortgage-backed securities ("CMBS")
Agency CMBS	151	146	1.3	4.5	4.2	5.3	5	140	—	—	—	—
Non-agency CMBS	585	579	5.2	5.6	2.7	3.5	490	53	30	—	6	—
Total CMBS	736	724	6.6	5.4	3.0	3.9	495	193	30	—	6	—
Total mortgage-backed securities	2,797	2,723	24.6	5.1	4.5	5.9	914	1,740	56	8	6	—
Collateralized loan obligations ("CLO") and other asset-backed securities ("ABS"):
CLOs	1,020	1,007	9.1	6.5	1.6	3.4	595	254	48	46	27	37
Commercial ABS	475	468	4.2	3.2	2.4	3.0	83	66	263	54	2	—
Consumer ABS	444	444	4.0	1.9	0.9	1.4	289	103	45	7	—	—
Other ABS	556	559	5.1	7.3	5.6	8.2	28	31	323	108	23	46
Total CLOs and ABS	2,495	2,479	22.4	6.2	3.1	4.7	995	454	680	214	52	83
Total securitized assets	5,292	5,202	47.1	5.7	3.8	5.3	1,909	2,193	736	222	58	83
Commercial mortgage loans	274	269	2.4	6.5	2.6	3.6	—	21	100	127	22	—
Total fixed income investments	9,707	9,569	86.6	5.3	4.4	5.8	2,000	2,957	2,556	1,709	264	83
Short-term investments	588	588	5.3	4.1	0.0	0.0	588	—	—	—	—	—
Total fixed income and short-term investments	10,295	10,157	91.9	5.3	4.1	5.5	2,588	2,957	2,556	1,709	264	83
Total fixed income securities and short-term investments by credit rating percentage							25.5%	29.1%	25.2%	16.8%	2.6%	0.8%
Equity securities:
Common stock(1)	364	378	3.4	—	—	—	—	—	—	—	—	378
Preferred stock	2	2	—	—	—	—	—	—	—	2	—	—
Total equity securities	365	380	3.4	—	—	—	—	—	—	2	—	378
Alternative investments
Private equity	335	335	3.0	—	—	—	—	—	—	—	—	335
Private credit	37	37	0.3	—	—	—	—	—	—	—	—	37
Real assets	45	45	0.4	—	—	—	—	—	—	—	—	45
Total alternative investments	417	417	3.8	—	—	—	—	—	—	—	—	417
Other investments	93	93	0.8	—	—	—	—	—	—	—	—	93
Total invested assets	$11,171	$11,047	100.0%	—	—	—	$2,588	$2,957	$2,556	$1,710	$264	$972
(1) Includes investments in exchange traded funds, mutual funds, business development corporations, and real estate investment trusts.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

RECONCILIATION OF NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS TO NON-GAAP OPERATING INCOME (LOSS) AND CERTAIN OTHER NON-GAAP MEASURES
(Unaudited)

	Quarter ended					Year-to-date
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ in millions, except per share data)	2025	2025	2025	2024	2024	2025	2024

Reconciliation of net income (loss) available to common stockholders to non-GAAP operating income (loss)
Net income (loss) available to common stockholders	$113.0	83.6	107.6	93.2	90.0	304.3	104.6
Net realized and unrealized investment (gains) losses included in net income, before tax	(8.1)	(4.2)	(0.2)	8.0	(5.4)	(12.5)	(5.1)
Tax on reconciling items	1.7	0.9	—	(1.7)	1.1	2.6	1.1
Non-GAAP operating income (loss)	$106.7	80.3	107.4	99.6	85.7	294.4	100.6

Reconciliation of net income (loss) available to common stockholders per diluted common share to non-GAAP operating income (loss) per diluted common share
Net income (loss) available to common stockholders per diluted common share	$1.85	1.36	1.76	1.52	1.47	4.97	1.71
Net realized and unrealized investment (gains) losses included in net income, before tax	(0.13)	(0.07)	—	0.13	(0.09)	(0.20)	(0.08)
Tax on reconciling items	0.03	0.02	—	(0.03)	0.02	0.04	0.01
Non-GAAP operating income (loss) per diluted common share	$1.75	1.31	1.76	1.62	1.40	4.81	1.64

Reconciliation of ROE to non-GAAP operating ROE
ROE	14.0	10.7	14.4	12.7	12.6	13.0	5.0
Net realized and unrealized investment (gains) losses included in net income, before tax	(1.0)	(0.5)	—	1.1	(0.8)	(0.5)	(0.2)
Tax on reconciling items	0.2	0.1	—	(0.3)	0.3	0.1	—
Non-GAAP operating ROE	13.2	10.3	14.4	13.5	12.1	12.6	4.8

Reconciliation of book value per common share to adjusted book value per common share
Book value per common share	$54.46	52.09	50.33	47.99	48.82	54.46	48.82
Total unrealized investment (gains) losses included in accumulated other comprehensive income (loss), before tax	1.73	3.03	3.88	5.21	2.50	1.73	2.50
Tax on reconciling items	(0.36)	(0.64)	(0.82)	(1.10)	(0.52)	(0.36)	(0.52)
Adjusted book value per common share	$55.83	54.48	53.39	52.10	50.80	55.83	50.80

Non-GAAP operating income (loss), non-GAAP operating income (loss) per diluted common share, and non-GAAP operating return on common equity are measures comparable to net income (loss) available to common stockholders, net income (loss) available to common stockholders per diluted common share, and return on common equity, respectively, but excludes after-tax net realized and unrealized gains and losses on investments included in net income (loss). Adjusted book value per common share is a measure comparable to book value per common share, but excludes total after-tax unrealized gains and losses on investments included in accumulated other comprehensive income (loss). These non-GAAP measures are used as important financial measures by management, analysts, and investors because the timing of realized and unrealized investment gains and losses on securities in any given period is largely discretionary. In addition, net realized and unrealized gains and losses on investments could distort the analysis of trends. These operating measurements are not intended as a substitute for net income (loss) available to common stockholders, net income (loss) available to common stockholders per diluted common share, return on common equity, and book value per common share prepared in accordance with U.S. generally accepted accounting principles (GAAP). Reconciliations of net income (loss) available to common stockholders, net income (loss) available to common stockholders per diluted common share, return on common equity, and book value per common share to non-GAAP operating income (loss), non-GAAP operating income (loss) per diluted common share, non-GAAP operating return on common equity, and adjusted book value per common share, respectively, are provided in the tables above.

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

RATINGS AND CONTACT INFORMATION

Address:	As of September 30, 2025
40 Wantage Avenue		AM Best	Standard & Poor's	Moody's	Fitch
Branchville, NJ 07890	Financial Strength Ratings:	A+	A	A2	A+
	Preferred Stock Rating:	n/a	BB+	Ba1	BBB-
Corporate Website:	Long-Term Debt Credit Rating:	a-	BBB	Baa2	BBB+
www.Selective.com

Investor Contact:	REGISTRAR AND TRANSFER AGENT
Brad B. Wilson	EQ Shareowner Services
Senior Vice President	P.O. Box 64854
Investor Relations & Treasurer	St. Paul, MN 55164
Phone: 973-948-1283	866-877-6351
Brad.Wilson@Selective.com

Media Contact:
Jamie M. Beal
Vice President
Director of Communications
Phone: 973-948-1234
Jamie.Beal@Selective.com